UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:(Date of earliest event reported)                                               October 1, 2013

CONTANGO ORE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-54136	27-3431051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 925
HOUSTON, TEXAS 77098
(Address of principal executive offices)

(713) 877-1311
(Registrant’s telephone number, including area code)

3700 BUFFALO SPEEDWAY, SUITE 925
HOUSTON, TEXAS 77098
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2013, Mr. Sergio Castro resigned as Vice President, Chief Financial Officer, Treasurer and Secretary, and Ms. Yaroslava Makalskaya resigned as Vice President, Controller and Chief Accounting Officer of Contango ORE, Inc, Each such officer is also an officer of Contango Oil & Gas Company (“Contango O&G”), and resigned as a result of their responsibilities at Contango O&G and not because of any disagreement with the Company.

On October 1, 2013, the Board of Directors of the Company appointed Ms. Leah Gaines as Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary.  Since October 2010, Ms. Gaines, 37, has also served as Vice President and Chief Financial Officer of Juneau Exploration, LP, a company involved in the generation of natural gas and oil prospects.  Prior to joining Juneau Exploration, she served as the Controller for Beryl Oil and Gas, LP and Beryl Resources LP from July 2007 to December 2009. From April 2006 to July 2007, Ms. Gaines held the position of Financial Reporting Manager at SPN Resources, a division of Superior Energy Services, Inc.  From 2003 to 2006, Ms. Gaines worked as a Senior Financial Reporting Accountant at Hilcorp Energy Company.  Ms. Gaines was as a Principal Accountant at El Paso Corporation from 2001 to 2003.  Prior to that Ms. Gaines worked at Deloitte and Touche, LLP for three years where she was a Senior Auditor. Ms. Gaines graduated Magna Cum Laude from Angelo State University with a Bachelor of Business Administration in Accounting.  Ms. Gaines is a Certified Public Accountant with over 15 years of experience.

There are no arrangements or understandings between Ms. Gaines and any other person pursuant to which Ms. Gaines was selected as an officer. Ms. Gaines does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Ms. Gaines has an interest requiring disclosure under item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Castro’s and Ms. Makalskaya’s resignation and Ms. Gaines’ appointment is attached to this Current Report, as Exhibit 99.1, and incorporated by reference.

ITEM 8.01 Other Events.

The Company has fixed December 3, 2013 as the date for its 2013 annual meeting of stockholders, and October 11, 2013 as the record date for the 2013 annual meeting.

A copy of the press release announcing the record date and annual meeting date is attached to this Current Report, as Exhibit 99.1, and incorporated by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.	Description of Document
99.1	Press Release dated October 2, 2013

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

Date:	October 4, 2013	By:	/s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer,
Treasurer and Secretary